UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: January 31

Date of reporting period: January 31, 2016

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Palmer Square Income Plus Fund
(Ticker: PSYPX)

ANNUAL REPORT
January 31, 2016

Palmer Square Income Plus Fund
A series of Investment Managers Series Trust

Table of Contents

Letter to Shareholders	1
Fund Performance	7
Schedule of Investments	8
Statement of Assets and Liabilities	17
Statement of Operations	19
Statements of Changes in Net Assets	20
Financial Highlights	21
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	34
Supplemental Information	35
Expense Example	39

This report and the financial statements contained herein are provided for the general information of the shareholders of the Palmer Square Income Plus Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.palmersquarefunds.com

Palmer Square Income Plus Fund (PSYPX)

January 2016

In this shareholder letter, we will provide general commentary on the market followed by a separate discussion on the Palmer Square Income Plus Fund (the “Fund”) performance, attribution, and portfolio allocation. As a refresher, the Fund is an opportunistic fixed income solution that seeks to maintain low interest rate duration, high credit quality, and yield/total return.

Market Review

2015 and January 2016 turned out to be a challenging time for the broader corporate credit markets. In general, credit markets experienced a significant increase in volatility starting in the second half of 2015 due to a near-default on Greek sovereign debt, the devaluation of Chinese currency, a sell-off in global equities, a bear market in oil prices, and heightened concern about the divergent monetary policies seen globally (as the U.S. started to tighten policy while the rest of the global markets embarked on further rate reductions and QE-type programs). According to Credit Suisse, high yield credit returned -5.7% in 2015, the worst performance since 2008, and, excluding that year, the worst since 1990. Credit Suisse further points out that the negative return year for high yield is very unusual as it has historically only occurred in, or just before, U.S. recessions over the last 25 years, making 2015 truly one for the history books. As for the bank loan market, BKLN (PowerShares Senior Loan Portfolio), a good indicator for the tradeable bank loan market, fell -3.06%. Meanwhile, the 10-year U.S. Treasury returned 0.9% and the Barclay’s Aggregate Bond Index returned 0.55%.

As rationale for the spread widening (i.e., bond price declines) seen recently in corporate credit, many analysts point to their belief that default rates will increase and a 2016 U.S. recession is highly probable. At Palmer Square, we’ve seen reports from investment managers suggesting the probability of a U.S. recession could be almost 20-50%. The valuations of certain asset classes now imply there is a high probability of recession. As for defaults, we agree that defaults will climb (e.g., oil and gas alone will boost the default rate from historically low levels); however, we do not believe defaults will be as significant as priced into corporate credit valuations. Why? Despite certain sectors struggling and leverage getting back to pre-crisis highs, interest coverage ratios (i.e., a company’s ability to cover debt service) are still at attractive levels and maturities have been extended. Please see the below charts for background data on leverage and coverage ratios.

New Issue leverage decreasing	Interest coverage improving

Palmer Square Capital Management LLC 2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205 www.palmersquarefunds.com

In our opinion, volatility is a two-edged sword. The other recently less discussed edge is opportunity. In our opinion, many areas of credit are incredibly cheap and provide investors with an attractive entry point to add to an existing position or initiate a new position. While we believe more downside price volatility is certainly possible and admit it is incredibly difficult to always buy at the lowest price, we believe the yields alone in certain areas of credit now provide significant upside potential and possible downside protection. Below, we will not only further describe 2015, the start of 2016, and our markets, but also we will walk through the current valuations, broader credit opportunity, and overall outlook.

Given the overall stress in the markets, we were pleased with how the Fund finished for 2015 which was quite notable given the range of returns seen in other areas of credit (as discussed earlier).

Despite the Fund’s solid 2015, in Q3 and Q4 2015 as well as January 2016, the credit markets experienced a significant sell-off which eroded the Fund’s very strong performance for the first six months of 2015. We believe this sell-off has created a wide range of opportunity, some of which we will discuss later in this letter. With the sell-off, the Fund’s current largest allocation, BBB-rated and BB-rated CLO debt, widened. We do not see any fundamental justification for such spread widening. Many of the prices and yields are at recession-type levels, which is not as reflected in stocks/equities.

Why did certain areas of CLO debt struggle in the final two quarters of 2015 and January 2016?

Although late 2015 and January 2016 registered as some of the worst 2.0 months on record as far as downward price volatility for BBB-rated and BB-rated CLO debt, we believe nothing fundamental has changed in our thesis. As opposed to a fundamentally-driven sell-off, what we witnessed recently was a technically-driven sell-off. More specifically, we saw a confluence of events which drove down pricing: 1) worries about the commodity picture causing credit deterioration; 2) less market liquidity; and 3) redemption-based selling from credit and mortgage players which suffered significant investor outflows. In some cases (similar to other investment arenas at various times recently), the CLO space experienced a “baby with the bathwater” type moment as some selling appeared forced and irrational.

At these valuation levels, CLOs are implying that the next default cycle will be nearly twice as severe as the early 2000s default cycle and more than two times what we experienced in the 2008 default cycle. In addition to implied default levels illustrating how cheap CLOs are, it is also interesting to look at the spread comparison to high yield bonds. Investors in BB-rated CLOs are being paid a spread pick-up of approximately 350 bps to high yield; that pickup was sub-100 bps as recently as September 2015. That spread pick-up is even more notable considering CLOs have historically exhibited that they are better protected from default. As our investors know, CLOs are ultimately comprised of secured first-lien loans which offer diversified exposure to all of corporate America combined with the support of the actual structure. Ultimately, the structure and underlying bank loan collateral has combined historically to protect investors from default. In comparison, investing directly in bank loans or high yield bonds does not offer the client the diversification or structural support from default.

To provide an idea as to the entry point this type of sell-off provides, we include an exhibit below which depicts the BBB spreads from 2012-2015. Historically, there have been strong returns after a large sell-off. When spreads have widened historically to “cheap” levels, spreads have subsequently returned to tighter levels generating significant returns. Obviously, there is no guarantee in prospective performance ever; however, it is an interesting analysis to extrapolate what might lie next (please see the dotted line).

Palmer Square Capital Management LLC 2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205 www.palmersquarefunds.com

•	If BBB spreads return to their average levels from 2012-2015 (i.e., L+482), BBB investors could see a 14.62% return over a 1-year time frame
•	If BBB spreads return to their tightest levels from 2012-2015 (i.e., L+400), BBB investors could see a 19.35% return over a 1-year time frame

Source: JP Morgan, Palmer Square, Intex. As of 02/04/2016. *Please note the black dotted line in graph represents projections. It does not represent performance of the Fund or any other product. It is presented for informational purposes only and should not be relied on for investment decisions.

What are we or could we be missing? We continually ask ourselves this question, analyzing every scenario we can come up with, and we continue to believe it is a technical situation, and even our stressed scenarios don’t change the returns and return of capital for these securities.

What if... Despite our fundamental analysis, prices keep moving lower? Prices can always go lower, and our ability to predict a bottom is not perfect. Clearly price markdowns are worse than we thought given supply/demand in the space. However, we believe we can keep capturing significant yields (e.g., 6.8% gross yield to maturity as of 01/31/2016) and the portfolios keep getting shorter and closer to not only being out of reinvestment, but also closer to their respective call dates. Ultimately, credit has very different catalysts as compared to equities. What are those natural catalysts? Most notably, coupon interest and principal repayment. No matter how cheap things get, if you get your interest and your principal, you will earn the yield to maturity. We cannot always predict the path to getting the yield to maturity, but as long as we do our job picking securities that will mature, we believe the yield to maturity can be realized.

Sell-off Creates Opportunity Across Select Areas of Credit

With the sell-off in credit over the last eight months, our investment team took the opportunity to invest a significant portion of the portfolio in other areas of credit that we believe offer strong relative value and good diversification to our existing portfolio. One example would be fixed to floating rate bank preferreds. We have primarily focused on investing in this type of preferred security as we believe these securities offer mid to high single-digit yields, possess minimal interest rate risk which can be hedged (where needed), and expose the Fund to nominal credit risk. Given the regulatory overhaul that occurred since the crisis, we believe many of these banks are overcapitalized and regulated more like a traditional utility. In our opinion, large banks such as JPMorgan and Wells Fargo possess healthy balance sheets and overall credit metrics. It is worth noting that distributions on preferred stock can only be curtailed if dividends on common stock are halted. Another example we believe has surfaced as an opportunity as a result of last year’s sell-off is high quality investment grade-rated and high yield loans.

Palmer Square Capital Management LLC 2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205 www.palmersquarefunds.com

Portfolio Snapshot

Please refer to the tables below for a portfolio snapshot as of 1/31/2016. Of particular note, the portfolio’s yield to maturity (YTM) is currently 6.8%. In addition, we also include a table which shows how the Fund’s current yield, yield to maturity, and weighted average price has changed over the course of the last year ending 1/31/2016.

Portfolio Statistics

	12/31/2014	3/31/2015	6/30/2015	9/30/2015	12/31/2015	01/31/2016
Yield to Maturity	6.5%	6.3%	5.7%	5.0%	6.3%	6.8%
Current Yield	4.3%	4.5%	4.0%	3.7%	4.6%	4.9%
Weighted Average Price	$95.45	$97.58	$98.14	$96.15	$93.82	$91.24

Position Summary

Interest Rate Duration	0.16 yrs
Standard Deviation	2.78%
Yield to Maturity	6.76%
Current Yield	4.92%
30-day SEC Yield (net of fees)	3.27%
30-day SEC Yield (gross of fees)	3.26%
Weighted Average Price	$91.24
Sharpe Ratio	-0.23
Beta vs. S&P 500	0.07

Performance Summary

For the 12-month period measured as of the date of this filing (i.e., one year ending 1/31/2016), the Fund declined -2.02% (net of fees). While we are disappointed with that performance, we draw comfort from the fact that the yields are incredibly strong both on a relative and absolute basis, the portfolio has gotten shorter as bonds have seasoned, and we continue to believe in our overall investment thesis surrounding relative value. In addition, we believe this strategy has performed strongly since inception in 2/15/2013.

Fund Performance Net of Fees (inception 2/28/2014)

	January	3 Months	6 Months	1 Year	Since Inception Annualized
PSYPX	-2.90%	-3.53%	-5.51%	-2.02%	-0.41%
Barclays U.S. Aggregate Bond Index	1.38%	0.78%	1.33%	-0.16%	3.01%

Annual Expense Ratio: Gross 0.76%/Net 0.75%. The Fund’s advisor has contractually agreed to waive its fees and/ or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.75% of the average daily net assets of the Fund. This agreement is in effect until May 31, 2016, and it may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period of three years from the date of the waiver or payment. Shares redeemed within 180 days of purchase are subject to a 2% redemption fee. The performance data does not reflect the deduction of the fee, and that, if reflected, the fee would reduce the performance quoted. Shares of the Fund are available for investment only by clients of financial intermediaries, institutional investors, and a limited number of other investors approved by the Advisor. The performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. A portion of the fees charged is waived. Performance prior to waiving fees was lower than the actual returns. To obtain performance information current to the most recent month-end please call 866-933-9033.

Palmer Square Capital Management LLC 2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205 www.palmersquarefunds.com

Allocation and Attribution

	3/31/2015 Allocation	6/30/2015 Allocation	9/30/2015 Allocation	12/31/2015 Allocation	01/31/2016 Allocation	02/01/2015 to 01/31/2016 Gross Attribution
Bank Debt	3%	0%	4%	7%	7%	-0.23%
CLO AAA	2%	7%	1%	2%	2%	0.01%
CLO AA	6%	3%	2%	2%	2%	0.19%
CLO A	1%	0%	1%	2%	2%	0.04%
CLO BBB	59%	57%	47%	40%	41%	0.09%
CLO BB	26%	24%	20%	18%	17%	-0.76%
CLO B	1%	1%	1%	1%	1%	-0.19%
CMBS	0%	0%	0%	1%	2%	0.02%
Bank Preferreds	0%	0%	0%	7%	9%	-0.08%
Corporate Debt	0%	0%	0%	0%	0%	-0.02%
Other	0%	0%	2%	2%	3%	-0.33%
Total	99%	92%	79%	80%	85%	-1.26%

Please note exposures of the Fund may be greater than shown above due to certain factors which include, but are not limited to, the selective use of certain swaps or derivatives. Gross attribution does not include expenses if applicable.

Fund Outlook

Palmer Square has always considered itself a value investor. In 2015 and start of 2016, value was not in favor and there were few asset classes where an investor could earn significant returns. One of the key benefits of being a value investor in credit (as opposed to equity), though, is that there are two catalysts to consider: cash flow and a maturity/call date. Bonds cannot stay cheap forever. The maturity date provides a contractual obligation to repay investors at par unless there is a default in the interim.

As of 01/31/2016, the Fund had a current yield of 4.9% (note: this increased recently as the Fed raised rates) and a yield to maturity of 6.8%. The portfolio is now at a weighted average life to call of 3.5 years and we continue to allow that spread duration to shorten.

Ultimately, in our opinion, many areas of credit are incredibly cheap and provide investors with an attractive entry point to add to an existing investment or initiate a new position. While we believe more downside price volatility is certainly possible and admit that it is incredibly difficult to always buy at the absolute lowest price, we believe the yields alone now provide significant upside potential and downside protection.

Given the environment and opportunity, we are pleased with the Fund’s positioning and look forward to continuing to report to our investors. Thank you for your continued investment. Please do not hesitate to contact us at investorrelations@palmersquarecap.com or 816-994-3200 should you desire more information. We would also be happy to set up a call and/or meeting at your convenience.

Palmer Square Capital Management LLC 2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205 www.palmersquarefunds.com

Notes and Disclosure

This overview is for informational and comparative purposes only. This overview is a summary and does not purport to be complete.

The allocation and attribution shown is used for illustrative purposes only. Palmer Square does not guarantee to execute that allocation. Portfolio snapshot is provided for informational purposes and should not be relied on for investment decisions. Both allocation and attribution information, as well as other referenced categorizations, reflect classifications determined by Palmer Square as well as certain Palmer Square assumptions based on estimated portfolio characteristic information. Allocation figures may not sum to 100%.

Market opportunities and/or yields shown are for illustration purposes only and are subject to change without notice. Palmer Square does not represent that these or any other strategy/opportunity will prove to be profitable or that the Fund’s investment objective will be met. This material represents an assessment of the market environment at a specific point in time, is subject to change without notice, and should not be relied upon by the reader as research or investment advice. With regard to sources of information, certain of the economic and market information contained herein has been obtained from published sources and/or prepared by third parties. While such sources are believed to be reliable, Palmer Square or their respective affiliates, employees, or representatives do not assume any responsibility for the accuracy of such information. Palmer Square is under no obligation to verify its accuracy.

The Barclays U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade corporate, US Treasury and government agency securities with remaining maturities of one to three years. The S&P 500 Index is a market‐value weighted index provided by Standard & Poor’s comprised of 500 stocks chosen for market size and industry group representation. Unlike mutual funds, indices are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

Ratings listed herein are assigned by Standard & Poor’s (S&P) and Moody’s Investor Service (Moody’s). Credit quality ratings are measured on a scale with S&P’s credit quality ratings ranging from AAA (highest) to D (lowest) and Moody’s credit quality ratings ranging from Aaa (highest) to C (lowest). We use the higher of the two ratings. Credit ratings listed are subject to change.

Past performance is not indicative of future results. Different types of investments involve varying degrees of risk and there can be no assurance that any specific investment will be profitable. Please note that the performance of the funds may not be comparable to the performance of any index shown. Palmer Square has not verified, and is under no obligation to verify, the accuracy of these returns.

The risks of an investment in a collateralized debt obligation depend largely on the type of the collateral securities and the class of the debt obligation in which the Fund invests. Collateralized debt obligations are generally subject to credit, interest rate, valuation, prepayment and extension risks. These securities are also subject to risk of default on the underlying asset, particularly during periods of economic downturn. Defaults, downgrades, or perceived declines in creditworthiness of an issuer or guarantor of a debt security held by the Fund, or a counterparty to a financial contract with the Fund, can affect the value of the Fund’s portfolio. Credit loss can vary depending on subordinated securities and non-subordinated securities. If interest rates fall, an issuer may exercise its right to prepay their securities. If this happens, the Fund will not benefit from the rise in market price, and will reinvest prepayment proceeds at a later time. The Fund may lose any premium it paid on the security. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market which may result in driving the prices of these securities down. The Fund is “non-diversified,” meaning the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers. Foreign investments present additional risk due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risks. High yield securities, commonly referred to as “junk bonds”, are rated below investment grade by at least one of Moody’s, S&P or Fitch (or if unrated, determined by the Fund’s advisor to be of comparable credit quality high yield securities). The Fund is new and has a limited history of operations.

The thoughts and views of Palmer Square are subject to change at any time based on market and other conditions, and Palmer Square disclaims any responsibility to update such views. No forecasts can be guaranteed. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any Palmer Square portfolio.

Palmer Square Capital Management LLC 2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205 www.palmersquarefunds.com

Palmer Square Income Plus Fund
FUND PERFORMANCE at January 31, 2016 (Unaudited)

This graph compares a hypothetical $1,000,000 investment in the Fund, made at its inception, with a similar investment in the Barclays U.S. Aggregate Bond Index.  Results include the reinvestment of all dividends and capital gains.

The Barclays U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade corporate, US Treasury and government agency securities with remaining maturities of one to three years.  This index does not reflect expenses, fees or sales charge, which would lower performance.  The index is unmanaged and it is not available for investment.

Average Annual Total Returns as of January 31, 2016	1 Year	Since Inception	Inception Date
Palmer Square Income Plus Fund	-2.02%	-0.41%	02/28/14
Barclays U.S. Aggregate Bond Index	-0.16%	3.01%	02/28/14

The performance data quoted here represents past performance and past performance is not a guarantee of future results.  Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted.  The most recent month end performance may be obtained by calling (866) 933-9033.

Gross and Net Expense Ratios for the Fund were 0.76% and 0.75%, respectively, which were the amounts stated in the current prospectus.  The Fund’s Advisor’s has contractually agreed to waive its fees and/or pay for operating expenses of the Fund.  This agreement is in effect until May 31, 2016, and it may be terminated before that date only by the Trust’s Board of Trustees.  In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Shares redeemed within 180 days of purchase will be charged a redemption fee of 2.00%.

Palmer Square Income Plus Fund
SCHEDULE OF INVESTMENTS
As of January 31, 2016

Principal Amount		Value

	BANK LOANS – 2.1%
$1,994,924	Aramark Services, Inc. 3.250%, 2/24/2021[1,2]	$1,986,446
1,989,975	Dell International LLC 4.000%, 4/29/2020[1,2]	1,988,114
1,933,572	Grosvenor Capital Management Holdings LLLP 3.750%, 1/2/2021[1,2]	1,864,292
2,000,000	Staples Escrow LLC 4.750%, 1/29/2022[1,2]	1,985,000
2,000,000	Staples, Inc. 3.500%, 4/24/2021[1,2]	1,988,760

	TOTAL BANK LOANS (Cost $9,883,857)	9,812,612

	BONDS – 75.6%
	ASSET-BACKED SECURITIES – 64.4%
2,000,000	Acis CLO Ltd. Series 2014-3A, Class C, 2.829%, 2/1/2026[1,2,3]	1,811,023
2,000,000	Adams Mill CLO Ltd. Series 2014-1A, Class D1, 4.122%, 7/15/2026[1,2,3]	1,716,170
	Apidos CLO XI
2,000,000	Series 2012-11X, Class D, 4.870%, 1/17/2023[1,2]	1,924,734
1,700,000	Series 2012-11A, Class D, 4.870%, 1/17/2023[1,2,3]	1,636,024
5,000,000	Apidos CLO XIV Series 2013-14A, Class D, 4.122%, 4/15/2025[1,2,3]	4,536,027
5,000,000	Apidos CLO XV Series 2013-15A, Class C, 3.874%, 10/20/2025[1,2,3]	4,516,324
6,000,000	Atrium CDO Corp. Series 8A, Class E, 6.619%, 10/23/2022[1,2,3]	5,611,889
1,000,000	Atrium XI Series 11A, Class F, 6.669%, 10/23/2025[1,2,3]	690,568
	Avalon IV Capital Ltd.
7,750,000	Series 2012-1A, Class DR, 4.470%, 4/17/2023[1,2,3]	7,433,542
2,000,000	Series 2012-1A, Class ER, 6.220%, 4/17/2023[1,2,3]	1,854,955
	Babson CLO Ltd.
7,000,000	Series 2012-2A, Class CR, 3.962%, 5/15/2023[1,2,3]	6,503,678
6,000,000	Series 2014-IA, Class C, 4.074%, 7/20/2025[1,2,3]	5,254,685
6,000,000	Series 2014-3A, Class D1, 4.122%, 1/15/2026[1,2,3]	5,172,932
3,000,000	Series 2014-IIA, Class D, 4.220%, 10/17/2026[1,2,3]	2,536,212
	Battalion CLO V Ltd.
2,000,000	Series 2014-5A, Class C, 4.121%, 4/17/2026[1,2,3]	1,738,586
3,000,000	Series 2014-5A, Class D, 5.371%, 4/17/2026[1,2,3]	2,121,148
3,500,000	Battalion CLO VII Ltd. Series 2014-7A, Class C, 4.520%, 10/17/2026[1,2,3]	3,096,205
2,000,000	Benefit Street Partners CLO V Ltd. Series 2014-VA, Class D, 4.174%, 10/20/2026[1,2,3]	1,748,443

Palmer Square Income Plus Fund
SCHEDULE OF INVESTMENTS - Continued
As of January 31, 2016

Principal Amount		Value

	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
$500,000	Benefit Street Partners CLO VII Ltd. Series 2015-VIIA, Class C, 4.170%, 7/18/2027[1,2,3]	$447,645
6,750,000	Birchwood Park CLO Ltd. Series 2014-1A, Class D1, 4.072%, 7/15/2026[1,2,3]	5,983,857
	BlueMountain CLO Ltd.
1,750,000	Series 2011-1A, Class D, 4.362%, 8/16/2022[1,2,3]	1,733,781
1,500,000	Series 2011-1A, Class E, 6.112%, 8/16/2022[1,2,3]	1,486,148
1,510,000	Series 2012-1A, Class E, 6.124%, 7/20/2023[1,2,3]	1,362,058
2,000,000	Series 2013-2A, Class D, 4.171%, 1/22/2025[1,2,3]	1,866,422
1,560,000	Series 2013-1A, Class D, 4.962%, 5/15/2025[1,2,3]	1,240,811
	Carlyle Global Market Strategies CLO Ltd.
6,250,000	Series 2012-1AR, Class DR, 4.374%, 4/20/2022[1,2,3]	6,063,449
4,500,000	Series 2014-3A, Class C1, 4.321%, 7/27/2026[1,2,3]	4,048,397
	Catamaran CLO Ltd.
7,000,000	Series 2013-1A, Class D, 4.371%, 1/27/2025[1,2,3]	6,314,711
3,000,000	Series 2014-2A, Class C, 4.120%, 10/18/2026[1,2,3]	2,508,665
500,000	Series 2015-1A, Class E, 5.771%, 4/22/2027[1,2,3]	385,252
4,510,000	Cent CLO 17 Series 2013-17A, Class D, 6.322%, 1/30/2025[1,2,3]	3,463,247
	Cent CLO 22 Ltd.
5,000,000	Series 2014-22A, Class C, 4.094%, 11/7/2026[1,2,3]	4,082,429
1,500,000	Series 2014-22A, Class E, 6.744%, 11/7/2026[1,2,3]	902,869
	CIFC Funding Ltd.
2,500,000	Series 2011-1A, Class C, 3.720%, 1/19/2023[1,2,3]	2,444,353
2,000,000	Series 2012-1AR, Class B2R, 6.612%, 8/14/2024[1,2,3]	1,872,692
11,500,000	Series 2012-2A, Class B1R, 4.102%, 12/5/2024[1,2,3]	10,838,750
2,750,000	Dryden 30 Senior Loan Fund Series 2013-30A, Class D, 3.562%, 11/15/2025[1,2,3]	2,452,352
500,000	Dryden 37 Senior Loan Fund Series 2015-37A, Class F, 7.022%, 4/15/2027[1,2,3]	348,176
3,800,000	Dryden XXII Senior Loan Fund Series 2011-22A, Class CR, 4.622%, 1/15/2022[1,2,3]	3,821,882
	Dryden XXIII Senior Loan Fund
3,325,000	Series 2012-23A, Class CR, 4.522%, 7/17/2023[1,2,3]	3,133,835
2,520,000	Series 2012-23A, Class DR, 6.622%, 7/17/2023[1,2,3]	2,275,821
1,750,000	Series 2012-23A, Class ER, 7.622%, 7/17/2023[1,2,3]	1,396,861
	Dryden XXIV Senior Loan Fund
7,000,000	Series 2012-24RA, Class ER, 6.312%, 11/15/2023[1,2,3]	5,886,826
1,000,000	Series 2012-24RA, Class FR, 8.262%, 11/15/2023[1,2,3]	817,186
2,750,000	Finn Square CLO Ltd. Series 2012-1A, Class C, 4.194%, 12/24/2023[1,2,3]	2,517,983
	Flatiron CLO Ltd.
14,500,000	Series 2011-1A, Class D, 4.222%, 1/15/2023[1,2,3]	14,586,855
2,250,000	Series 2012-1A, Class D, 6.119%, 10/25/2024[1,2,3]	1,921,052

Palmer Square Income Plus Fund
SCHEDULE OF INVESTMENTS - Continued
As of January 31, 2016

Principal Amount		Value

	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
$4,000,000	Series 2014-1A, Class C, 3.920%, 7/17/2026[1,2,3]	$3,453,399
2,000,000	Series 2014-1A, Class D, 5.620%, 7/17/2026[1,2,3]	1,217,848
2,000,000	Fraser Sullivan CLO VII Ltd. Series 2012-7A, Class CR, 4.074%, 4/20/2023[1,2,3]	1,889,003
8,000,000	Gramercy Park CLO Ltd. Series 2012-1A, Class DR, 6.120%, 7/17/2023[1,2,3]	7,497,566
4,700,000	Greywolf CLO II Ltd. Series 2013-1A, Class C, 4.452%, 4/15/2025[1,2,3]	4,343,850
	Greywolf CLO III Ltd.
3,000,000	Series 2014-1A, Class A2, 2.671%, 4/22/2026[1,2,3]	2,934,443
6,500,000	Series 2014-1A, Class C, 4.221%, 4/22/2026[1,2,3]	5,759,010
2,100,000	Series 2014-1A, Class D, 5.721%, 4/22/2026[1,2,3]	1,695,295
1,000,000	Series 2014-1A, Class E, 6.371%, 4/22/2026[1,2,3]	625,248
2,860,000	Jamestown CLO I Ltd. Series 2012-1A, Class D, 5.834%, 11/5/2024[1,2,3]	2,334,814
1,000,000	Jamestown CLO II Ltd. Series 2013-2A, Class D, 6.371%, 1/22/2025[1,2,3]	805,382
5,000,000	Jamestown CLO VII Ltd. Series 2015-7A, Class C, 4.369%, 7/25/2027[1,2,3]	4,424,830
2,950,000	Madison Park Funding VIII Ltd. Series 2012-8A, Class BR, 2.821%, 4/22/2022[1,2,3]	2,944,465
2,750,000	Madison Park Funding X Ltd. Series 2012-10A, Class E, 5.874%, 1/20/2025[1,2,3]	2,429,000
	Marine Park CLO Ltd.
7,500,000	Series 2012-1A, Class CR, 3.914%, 10/12/2023[1,2,3]	6,989,371
3,000,000	Series 2012-1A, Class DR, 5.814%, 10/12/2023[1,2,3]	2,671,982
3,250,000	Mountain View CLO II Ltd. Series 2006-2A, Class B, 1.021%, 1/12/2021[1,2,3]	3,166,322
	Mountain View CLO Ltd.
8,300,000	Series 2013-1A, Class D, 3.921%, 4/12/2024[1,2,3]	6,915,396
3,000,000	Series 2014-1A, Class D, 4.372%, 10/15/2026[2,3]	2,579,040
1,000,000	Series 2014-1A, Class E, 5.952%, 10/15/2026[2,3]	651,336
6,250,000	Series 2015-9A, Class D, 5.972%, 7/15/2027[1,2,3]	4,812,523
2,500,000	Mountain View CLO X Ltd. Series 2015-10A, Class E, 5.275%, 10/13/2027[1,2,3]	1,842,853
3,000,000	Mountain View Funding CLO Ltd. Series 2006-1A, Class E, 5.022%, 4/15/2019[1,2,3]	2,983,919
1,000,000	Neuberger Berman CLO XII Ltd. Series 2012-12A, Class ER, 6.869%, 7/25/2023[1,2,3]	910,331
	Neuberger Berman CLO XV Ltd.
2,000,000	Series 2013-15A, Class D, 3.872%, 10/15/2025[1,2,3]	1,790,246
1,500,000	Series 2013-15A, Class E, 5.222%, 10/15/2025[1,2,3]	1,057,393

Palmer Square Income Plus Fund
SCHEDULE OF INVESTMENTS - Continued
As of January 31, 2016

Principal Amount		Value

	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
$500,000	Neuberger Berman CLO XVI Ltd. Series 2014-16A, Class D, 3.972%, 4/15/2026[1,2,3]	$443,097
5,500,000	OHA Credit Partners VI Ltd. Series 2012-6A, Class DR, 3.862%, 5/15/2023[1,2,3]	5,500,798
3,500,000	OHA Loan Funding Ltd. Series 2013-1A, Class D, 4.219%, 7/23/2025[1,2,3]	3,257,957
1,500,000	OZLM Funding III Ltd. Series 2013-3A, Class D, 5.621%, 1/22/2025[1,2,3]	1,241,909
1,750,000	OZLM Funding IV Ltd. Series 2013-4A, Class C, 3.520%, 7/22/2025[1,2,3]	1,584,704
3,000,000	OZLM Funding Ltd. Series 2012-2A, Class C, 4.672%, 10/30/2023[1,2,3]	2,889,937
3,500,000	OZLM Funding V Ltd. Series 2013-5A, Class C, 4.120%, 1/17/2026[1,2,3]	3,116,381
2,000,000	OZLM VI Ltd. Series 2014-6A, Class C, 4.120%, 4/17/2026[1,2,3]	1,779,421
3,000,000	OZLM VII Ltd. Series 2014-7A, Class C, 4.220%, 7/17/2026[1,2,3]	2,670,374
3,750,000	Pinnacle Park CLO Ltd. Series 2014-1A, Class D, 4.122%, 4/15/2026[1,2,3]	3,354,527
5,000,000	Race Point V CLO Ltd. Series 2011-5A, Class ER, 6.512%, 12/15/2022[1,2,3]	5,067,254
3,000,000	Seneca Park CLO Ltd. Series 2014-1A, Class D, 4.120%, 7/17/2026[1,2,3]	2,680,861
1,650,000	Symphony CLO VII Ltd. Series 2011-7A, Class D, 3.821%, 7/28/2021[1,2,3]	1,655,670
	TICP CLO I Ltd.
3,000,000	Series 2014-1A, Class C, 3.919%, 4/26/2026[1,2,3]	2,574,473
1,750,000	Series 2014-1A, Class D, 5.119%, 4/26/2026[1,2,3]	1,178,676
	Voya CLO Ltd.
7,250,000	Series 2012-3A, Class ER, 6.622%, 10/15/2022[1,2,3]	6,507,543
3,750,000	Series 2012-4A, Class C, 5.122%, 10/15/2023[1,2,3]	3,621,161
500,000	Series 2013-1A, Class C, 4.122%, 4/15/2024[1,2,3]	435,134
7,500,000	Series 2013-2A, Class A1, 1.769%, 4/25/2025[1,2,3]	7,373,295
	West CLO Ltd.
3,550,000	Series 2012-1A, Class D, 6.822%, 10/30/2023[1,2,3]	2,766,602
5,500,000	Series 2013-1A, Class D, 5.244%, 11/7/2025[1,2,3]	3,543,132
2,000,000	Series 2014-1A, Class C, 4.070%, 7/18/2026[1,2,3]	1,545,292

	TOTAL ASSET-BACKED SECURITIES (Cost $326,415,102)	299,620,573

Palmer Square Income Plus Fund
SCHEDULE OF INVESTMENTS - Continued
As of January 31, 2016

Principal Amount		Value

	BONDS (Continued)
	COMMERCIAL MORTGAGE-BACKED SECURITIES – 1.7%
$1,720,000	CFCRE Mortgage Trust Series 2015-RUM, Class C, 3.176%, 7/15/2030[1,2,3]	$1,691,542

3,250,000	GSCCRE Commercial Mortgage Trust Series 2015-HULA, Class C, 3.176%, 8/15/2032[2,3]	3,215,534
3,000,000	JP Morgan Chase Commercial Mortgage Securities Trust Series 2013-C16, Class D, 5.010%, 12/15/2046[1,2,3]	2,914,425

	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $7,768,650)	7,821,501

	CORPORATE – 9.5%
	FINANCIAL – 8.9%
4,900,000	American Express Co. 4.900%, 12/29/2049[1,2]	4,575,375
1,050,000	Bank of America Corp. 8.000%, 7/29/2049[1,2]	1,061,477
2,000,000	Capital One Financial Corp. 5.550%, 12/29/2049[1,2]	1,993,750
	Citigroup, Inc.
1,950,000	5.800%, 11/29/2049[1,2]	1,898,813
4,250,000	6.125%, 12/29/2049[1,2]	4,280,515
	JPMorgan Chase & Co.
7,900,000	7.900%, 4/29/2049[1,2]	7,983,937
2,900,000	5.300%, 12/29/2049[1,2]	2,881,875
2,500,000	MetLife, Inc. 5.250%, 12/29/2049[1,2]	2,448,437
5,424,000	PNC Financial Services Group, Inc. 4.850%, 5/29/2049[1,2]	5,071,440
2,000,000	U.S. Bancorp 5.125%, 12/29/2049[1,2]	2,017,700
7,400,000	Wells Fargo & Co. 5.900%, 12/29/2049[1,2]	7,483,250
		41,696,569
	INDUSTRIAL – 0.6%
2,680,000	General Electric Co. 5.000%, 12/29/2049[1,2]	2,757,050

	TOTAL CORPORATE (Cost $44,851,258)	44,453,619

	TOTAL BONDS (Cost $379,035,010)	351,895,693

Palmer Square Income Plus Fund
SCHEDULE OF INVESTMENTS - Continued
As of January 31, 2016

Number of Shares		Value

	MUTUAL FUNDS – 2.6%
699,691	Palmer Square Long/Short Credit Fund - Class I4	$12,335,552

	TOTAL MUTUAL FUNDS (Cost $13,109,620)	12,335,552

	PREFERRED STOCK – 2.8%
13,000	Loan Funding II, Ltd.[5]	13,000,000
	TOTAL PREFERRED STOCK (Cost $13,000,000)	13,000,000

Number of Contracts

	PURCHASED OPTIONS CONTRACTS – 0.0%
	PUT OPTIONS – 0.0%
	EQUITY – 0.0%
	iShares 20+ Year Treasury Bond ETF
500	Exercise Price: $118.00, Expiration Date: February 19, 2016	1,000
	Prologis, Inc.
325	Exercise Price: $36.00, Expiration Date: May 20, 2016	36,563
	Simon Property Group, Inc.
100	Exercise Price: $170.00, Expiration Date: April 15, 2016	39,000
		76,563
	TOTAL PUT OPTIONS (Cost $118,529)	76,563

	TOTAL PURCHASED OPTIONS CONTRACTS (Cost $118,529)	76,563

Number of Shares

	SHORT-TERM INVESTMENTS – 0.8%
3,550,183	Fidelity Institutional Money Market Funds - Treasury Portfolio - Class I 0.153%[6,7]	3,550,183

	TOTAL SHORT-TERM INVESTMENTS (Cost $3,550,183)	3,550,183

	TOTAL INVESTMENTS – 83.9% (Cost $418,697,199)	390,670,603
	Other Assets in Excess of Liabilities – 16.1%	75,072,714
	TOTAL NET ASSETS – 100.0%	$465,743,317

Palmer Square Income Plus Fund
SCHEDULE OF INVESTMENTS - Continued
As of January 31, 2016

Principal Amount		Value

	SECURITIES SOLD SHORT – (9.9)%
	BONDS – (9.9)%
	U.S. GOVERNMENT – (9.9)%
	United States Treasury Note
$(10,000,000)	0.875%, 10/15/2018	$(9,984,180)
(5,000,000)	1.250%, 12/15/2018	(5,041,015)
(6,000,000)	1.375%, 10/31/2020	(6,017,346)
(2,000,000)	1.750%, 12/31/2020	(2,039,688)
(4,900,000)	1.875%, 10/31/2022	(4,972,446)
(10,000,000)	2.125%, 12/31/2022	(10,306,250)
(7,500,000)	2.000%, 8/15/2025	(7,551,413)

	TOTAL U.S. GOVERNMENT (Proceeds $45,250,622)	(45,912,338)

	TOTAL BONDS (Proceeds $45,250,622)	(45,912,338)

	TOTAL SECURITIES SOLD SHORT (Proceeds $45,250,622)	$(45,912,338)

[1]	Callable.
[2]	Variable, floating or step rate security.
[3]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $305,517,340.
[4]	Investment in affiliated security. This Fund is advised by Palmer Square Capital Management which also serves as Advisor to Palmer Square Income Plus Fund. The Adviser has voluntarily waived advisory fees associated with this investment as discussed further in Note 3.
[5]	Loan Funding II, Ltd. consists of subordinated notes interests in BBB to B- rated bank loan warehouse facilities.
[6]	The rate is the annualized seven-day yield at period end.
[7]	All or a portion of this security is segregated as collateral for securities sold short.

See accompanying Notes to Financial Statements.

Palmer Square Income Plus Fund
SCHEDULE OF INVESTMENTS - Continued
As of January 31, 2016

SWAP CONTRACTS
TOTAL RETURN SWAP CONTRACTS

Counterparty/ Reference Entity	Notional Amount(a)	Pay/Receive Total Return Reference Entity	Financing Rate	Termination Date	Premium Paid (Received)	Unrealized Appreciation/ (Depreciation)
The Bank of Nova Scotia
Loan Funding I, Ltd. - OTC(b)	$70,143,315	Receive	1-Month USD-LIBOR-ICE + 0.90%	6/30/16	$-	$(1,966,185)
TOTAL TOTAL RETURN SWAP CONTRACTS					$-	$(1,966,185)

(a)	The notional amount of a total return swap contract is the reference amount pursuant to which the counterparties make payments and is not a measure of the maximum risk of loss.
(b)	Loan Funding I, Ltd. consists of a portfolio of BBB to B- rated bank loans.

SWAPTIONS CONTRACTS
CREDIT DEFAULT SWAPTIONS CONTRACTS ON CREDIT INDICES

Counterparty/ Reference Entity	Buy/Sell Protection	Exercise Price	Expiration Date	Notional Amount	Premium Paid (Received)	Market Value
J.P. Morgan
Markit CDX.NA.HY.25 V1
Put - 5 Year	Buy	$95.00	2/17/16	$5,000,000	$25,500	$3,658
TOTAL CREDIT DEFAULT SWAPTIONS CONTRACTS ON CREDIT INDICES					$25,500	$3,658

See accompanying Notes to Schedule of Investments.

Palmer Square Income Plus Fund
SUMMARY OF INVESTMENTS
As of January 31, 2016

Security Type/Sector	Percent of Total Net Assets
Bank Loans	2.1%
Bonds
Asset-Backed Securities	64.4%
Commercial Mortgage-Backed Securities	1.7%
Corporate	9.5%
Total Bonds	75.6%
Mutual Funds	2.6%
Preferred Stock	2.8%
Purchased Options Contracts
Put Options	0.0%
Total Purchased Options Contracts	0.0%
Short-Term Investments	0.8%
Total Investments	83.9%
Other Assets in Excess of Liabilities	16.1%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Palmer Square Income Plus Fund
STATEMENT OF ASSETS AND LIABILITIES
As of January 31, 2016

Assets:
Investments, at value (cost $405,469,050)	$378,258,488
Affiliated investments, at value (cost $13,109,620)	12,335,552
Purchased options contracts, at value (cost $118,529)	76,563
Total investments, at value (cost $418,697,199)	390,670,603
Purchased swaptions contracts, at value (cost $25,500)	3,658
Cash	54,836,389
Cash held by broker	71,034,495
Receivables:
Investment securities sold	6,978,678
Fund shares sold	76,555
Interest	2,019,563
Prepaid expenses	21,605
Total assets	525,641,546

Liabilities:
Securities sold short, at value (proceeds $45,250,622)	45,912,338
Payables:
Unrealized depreciation on open swap contracts	1,966,185
Investment securities purchased	11,048,129
Fund shares redeemed	445,310
Advisory fees	213,313
Dividends and interest on securities sold short	169,859
Fund administration fees	32,334
Shareholder servicing fees (Note 6)	31,901
Auditing fees	18,344
Broker fees	13,586
Fund accounting fees	9,413
Transfer agent fees and expenses	8,991
Custody fees	6,543
Chief Compliance Officer fees	787
Trustees' fees and expenses	333
Accrued other expenses	20,863
Total liabilities	59,898,229

Net Assets	$465,743,317

See accompanying Notes to Financial Statements.

Palmer Square Income Plus Fund
STATEMENT OF ASSETS AND LIABILITIES – Continued
As of January 31, 2016

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$497,125,699
Accumulated net investment income	2,230,211
Accumulated net realized loss on investments, purchased options contracts,
securities sold short, written options contracts and swap contracts	(2,936,254)
Net unrealized appreciation (depreciation) on:
Investments	(27,210,562)
Affiliated investments	(774,068)
Purchased options contracts	(41,966)
Securities sold short	(661,716)
Swap contracts	(1,966,185)
Swaptions contracts	(21,842)
Net Assets	$465,743,317

Maximum Offering Price per Share:
Net assets applicable to shares outstanding	$465,743,317
Shares of beneficial interest issued and outstanding	49,700,019
Offering and redemption price per share	$9.37

See accompanying Notes to Financial Statements.

Palmer Square Income Plus Fund
STATEMENT OF OPERATIONS
For the Year Ended January 31, 2016

Investment Income:
Dividends from affiliated investments	$109,620
Interest	18,296,749
Total investment income	18,406,369

Expenses:
Advisory fees	2,502,490
Fund administration fees	279,644
Fund accounting fees	215,647
Shareholder servicing fees (Note 6)	181,403
Interest on securities sold short	141,481
Registration fees	57,694
Brokerage expense	56,734
Legal fees	48,202
Transfer agent fees and expenses	42,710
Miscellaneous	37,166
Custody fees	32,043
Auditing fees	18,346
Shareholder reporting fees	14,240
Dividends on securities sold short	13,252
Trustees' fees and expenses	7,281
Chief Compliance Officer fees	7,224
Offering costs	2,681
Insurance fees	609
Total expenses	3,658,847
Advisory fees waived	(35,118)
Affiliated fund fee waiver (Note 3)	(45,284)
Net expenses	3,578,445
Net investment income	14,827,924

Realized and Unrealized Gain (Loss) on Investments, Affiliated Investments, Purchased Options Contracts, Securities Sold Short,
Written Options Contracts, Swap Contracts, and Swaptions Contracts:
Net realized gain (loss) on:
Investments	(2,615,294)
Purchased options contracts	(31,395)
Securities sold short	(7,821)
Written options contracts	10,944
Swap contracts	518,195
Net realized loss	(2,125,371)
Net change in unrealized appreciation/depreciation on:
Investments	(22,471,952)
Affiliated investments	(774,068)
Purchased options contracts	(35,688)
Securities sold short	(593,560)
Written options contracts	8,556
Swap contracts	(1,939,249)
Swaptions contracts	(21,842)
Net change in unrealized appreciation/depreciation	(25,827,803)
Net realized and unrealized loss on investments, affiliated investments, purchased options contracts,
securities sold short, written options contracts, swap contracts, and swaptions contracts	(27,953,174)
Net Decrease in Net Assets from Operations	$(13,125,250)

See accompanying Notes to Financial Statements.

Palmer Square Income Plus Fund
STATEMENTS OF CHANGES IN NET ASSETS

		For the Period
	For the	February 28, 2014*
	Year Ended	through
	January 31, 2016	January 31, 2015
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$14,827,924	$9,440,276
Net realized loss on investments, purchased options contracts, securities sold short,
written options contracts, swap contracts and swaptions contracts	(2,125,371)	(241,834)
Net change in unrealized appreciation/depreciation on investments, affiliated investments, purchased options contracts, securities sold short,
written options contracts, swap contracts and swaptions contracts	(25,827,803)	(5,856,600)
Net increase (decrease) in net assets resulting from operations	(13,125,250)	3,341,842

Distributions to Shareholders:
From net investment income	(14,343,014)	(8,301,951)
Total distributions to shareholders	(14,343,014)	(8,301,951)

Capital Transactions:
Net proceeds from shares sold	236,619,630	323,796,744
Capital issued in connection with reorganization of private fund (Note 1)	−	94,313,788
Reinvestment of distributions	12,767,341	8,050,738
Cost of shares redeemed[1]	(132,833,499)	(44,543,052)
Net increase in net assets from capital transactions	116,553,472	381,618,218

Total increase in net assets	89,085,208	376,658,109

Net Assets:
Beginning of period	376,658,109	−
End of period	$465,743,317	$376,658,109

Accumulated net investment income	$2,230,211	$1,187,678

Capital Share Transactions:
Shares sold	23,681,948	32,426,010
Shares issued in connection with reorganization of private fund (Note 1)	−	9,428,446
Shares reinvested	1,287,964	811,832
Shares redeemed	(13,439,726)	(4,496,455)

Net increase in capital share transactions	11,530,186	38,169,833

*	Commencement of operations.
[1]	Net of redemption fee proceeds of $63,338 and $28,909, respectively.

See accompanying Notes to Financial Statements.

Palmer Square Income Plus Fund
FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.

			For the Period
	For the		February 28, 2014*
	Year Ended		through
	January 31, 2016		January 31, 2015

Net asset value, beginning of period	$9.87		$10.00
Income from Investment Operations:
Net investment income[1]	0.32		0.31
Net realized and unrealized loss on investments	(0.51)		(0.19)
Total from investment operations	(0.19)		0.12
Less Distributions:
From net investment income	(0.31)		(0.25)
Total distributions	(0.31)		(0.25)

Redemption fee proceeds[1]	−	[2]	−	[2]

Net asset value, end of period	$9.37		$9.87

Total return[5]	(2.02)%		1.25%	[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$465,743		$376,658

Ratio of expenses to average net assets (including brokerage expense and interest expense and dividends on securities sold short):
Before fees waived and expenses absorbed	0.80%		0.76%	[4]
After fees waived and expenses absorbed	0.79%		0.75%	[4]

Ratio of net investment income to average net assets (including brokerage expense and interest expense and dividends on securities sold short):
Before fees waived and expenses absorbed	3.24%		3.38%	[4]
After fees waived and expenses absorbed	3.25%		3.39%	[4]

Portfolio turnover rate	59%		14%	[3]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Not annualized.
[4]	Annualized.
[5]	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying Notes to Financial Statements.

Palmer Square Income Plus Fund
NOTES TO FINANCIAL STATEMENTS
January 31, 2016

Note 1 – Organization
Palmer Square Income Plus Fund (the ‘‘Fund’’) was organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek income and capital appreciation. The Fund commenced investment operations on February 28, 2014.

The Fund commenced operations on February 28, 2014, prior to which its only activity was the receipt of a $2,500 investment from principals of the Fund’s advisor and a $94,313,788 transfer of shares of the Fund in exchange for the net assets of the Palmer Square Opportunistic Investment Grade Plus Trust (“Private Fund I”) and Palmer Square Investment Grade Plus Trust (“Private Fund II”), each a Delaware statutory trust (each a “Private Fund” collectively, the “Private Funds”). This exchange was nontaxable, whereby the Fund issued 9,428,446 shares for the net assets of the Private Funds on February 28, 2014. Assets with a fair market value of $94,313,788 consisting of cash, interest receivable and securities of the Private Funds with a fair value of $92,629,439 (identified cost of investments transferred $91,621,375) were the primary assets received by the Fund. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Private Funds was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amount distributable to shareholders for tax purposes.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

A Fund’s assets are valued at their fair market value. If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

Palmer Square Income Plus Fund
NOTES TO FINANCIAL STATEMENTS - Continued
January 31, 2016

(b) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

The Fund incurred offering costs of approximately $34,953, which were amortized over a one-year period from February 28, 2014 (commencement of operations).

(c) Asset-Backed Securities
Asset-backed securities include pools of mortgages, loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities, and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. The value of asset-backed securities may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition, asset-backed securities are not backed by any governmental agency.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(d) Short Sales
Short sales are transactions under which the Fund sells a security it does not own in anticipation of a decline in the value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. When a security is sold short a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense. To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities are segregated for the broker to meet the necessary margin requirements. The Fund is subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.

Palmer Square Income Plus Fund
NOTES TO FINANCIAL STATEMENTS - Continued
January 31, 2016

(e) Swap Agreements and Swaptions
The Fund may enter into credit default swap agreements for investment purposes. A credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Fund. The Fund may be either the buyer or seller in the transaction. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors. As a seller, the Fund would generally receive an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full face amount of deliverable obligations of the reference obligations that may have little or no value. The notional value will be used to segregate liquid assets for selling protection on credit default swaps. If the Fund were a buyer and no credit event occurs, the Fund would recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference obligation that may have little or no value. The use of swap agreements by the Fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all the possible market conditions. Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.

The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of the debt of a particular issuer or basket of issuers, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default. The purchase of credit default swaps involves costs, which will reduce the Fund's return.

The Fund may enter into total return swap contracts for investment purposes. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market, including in cases in which there may be disadvantages associated with direct ownership of a particular security. In a typical total return equity swap, payments made by the Fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.

An option on a swap agreement, or a “swaption,” is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. In return, the purchaser pays a “premium” to the seller of the contract. The seller of the contract receives the premium and bears the risk of unfavorable changes on the underlying swap. The Fund may write (sell) and purchase put and call swaptions. The Fund may also enter into swaptions on either an asset-based or liability-based basis, depending on whether the Fund is hedging its assets or its liabilities. The Fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. The Fund may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its holdings, as a duration management technique, to protect against an increase in the price of securities the Fund anticipates purchasing at a later date, or for any other purposes, such as for speculation to increase returns. Swaptions are generally subject to the same risks involved in the Fund’s use of options.

Palmer Square Income Plus Fund
NOTES TO FINANCIAL STATEMENTS - Continued
January 31, 2016

Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

The Fund did not enter into any transactions in written swaptions contracts for the year ended January 31, 2016.

(f) Options Contracts
The Fund may write or purchase options contracts primarily to enhance the Fund’s returns or reduce volatility. In addition, the Fund may utilize options in an attempt to generate gains from options premiums or to reduce overall portfolio risk. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions. The Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as a purchaser of an option, bears the risk that the counterparties to the option may not have the ability to meet the terms of the option contract.

Transactions in written options contracts for the year ended January 31, 2016 were as follows:

	Number of Contracts	Premium Amount
Outstanding at January 31, 2015	400	$10,944
Options written	-	-
Options closed	-	-
Options expired	(400)	(10,944)
Options exercised	-	-
Outstanding at January 31, 2016	-	$-

(g) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Palmer Square Income Plus Fund
NOTES TO FINANCIAL STATEMENTS - Continued
January 31, 2016

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open period February 28, 2014 (commencement of operations) through January 31, 2015 and as of and during the year ended January 31, 2016, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(h) Distributions to Shareholders
The Fund will make distributions of net investment income quarterly and net capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Palmer Square Capital Management LLC (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.55% of the Fund’s average daily net assets. The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.75% of the Fund's average daily net assets. This agreement is in effect until May 31, 2016, and may be terminated before that date only by the Trust’s Board of Trustees.

Palmer Square Income Plus Fund
NOTES TO FINANCIAL STATEMENTS - Continued
January 31, 2016

For the year ended January 31, 2016, the Advisor waived advisory fees totaling $35,118. The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived. The Advisor is permitted to seek reimbursement from the Fund for a period ending three full fiscal years following the fiscal year in which such reimbursements occurred. At January 31, 2016, the amount of these potentially recoverable expense was $44,565. The Advisor may recapture all or a portion of the following amounts no later than January 31, of the years stated below:

2018	$9,447
2019	35,118
Total	$44,565

For the year ended January 31, 2016, the Advisor voluntarily waived advisory fees of $45,284 associated with the Fund’s investment in the Palmer Square Long/Short Credit Fund. The Palmer Square Long/Short Credit Fund is also advised by the Advisor, and as such, deemed to be an affiliated security. Further information regarding transactions with affiliated securities is presented in Note 12 below. The waiver described in this paragraph is voluntary and may be terminated at any time by the Advisor. Amounts waived by the Advisor as described in this paragraph are not eligible for recovery by the Advisor.

IMST Distributors, LLC (“Distributor”) serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. Effective August 31, 2015, UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian. Prior to August 31, 2015, JP Morgan Chase Bank, N.A. served as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended January 31, 2016, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended January 31, 2016, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At January 31, 2016, the cost of securities on a tax basis and gross unrealized appreciation and depreciation on investments for federal income tax purposes were as follows:

Cost of investments	$418,700,611

Gross unrealized appreciation	$789,241
Gross unrealized depreciation	(28,819,249)

Net unrealized depreciation on investments	$(28,030,008)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

Palmer Square Income Plus Fund
NOTES TO FINANCIAL STATEMENTS - Continued
January 31, 2016

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended January 31, 2016, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
$ 1,769	$ 557,623	$ (559,392)

As of January 31, 2016, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$264,026
Undistributed long-term capital gains	-
Tax accumulated earnings	264,026

Accumulated capital and other losses	(2,932,842)
Unrealized depreciation on securities sold short	(661,716)
Unrealized depreciation on swaptions contracts	(21,842)
Unrealized depreciation on investments	(28,030,008)
Total accumulated deficit	$(31,382,382)

The tax character of distributions paid during the fiscal year ended January 31, 2016 and the period February 28, 2014 (commencement of operations) through January 31, 2015 was as follows:

Distribution paid from:	2016	2015
Ordinary income	$14,343,014	$8,301,951
Long-term capital gains	-	-
Total distributions paid	$14,343,014	$8,301,951

As of January 31, 2016, the Fund had a short-term capital loss carryover of $1,265,335 and a long-term capital loss carryforward of $1,667,507. To the extent that the Fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Note 5 – Investment Transactions
For the year ended January 31, 2016, purchases and sales of investments, excluding short-term investments, options contracts and swap contracts were $279,151,473 and $213,889,982, respectively. Securities sold short and short securities covered were $63,176,378 and $20,345,376, respectively, for the same period.

Note 6 – Shareholder Servicing Plan
The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers. The Shareholder Service Plan was effective July 1, 2014.

Palmer Square Income Plus Fund
NOTES TO FINANCIAL STATEMENTS - Continued
January 31, 2016

For the year ended January 31, 2016, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 7 – Redemption Fee
The Fund may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 180 days of purchase. Prior to March 14, 2014, the Fund imposed a redemption fee of 2.00% of the total redemption amount within 90 days of purchase and a redemption fee of 1.00% within 91 to 180 days of purchase. For the years ended January 31, 2016, and January 31, 2015, the Fund received $63,338 and $28,909, respectively, in redemption fees.

Note 8 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Palmer Square Income Plus Fund
NOTES TO FINANCIAL STATEMENTS - Continued
January 31, 2016

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of January 31, 2016, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3*	Total
Assets
Investments
Bank Loans	$-	$9,812,612	$-	$9,812,612
Bonds**	-	351,895,693	-	351,895,693
Mutual Funds	12,335,552	-	-	12,335,552
Preferred Stock	-	13,000,000	-	13,000,000
Purchased Options Contracts	76,563	-	-	76,563
Short-Term Investments	3,550,183	-	-	3,550,183
Total Investments	15,962,298	374,708,305	-	390,670,603
Other Financial Instruments***
Credit Default Swaptions Contracts on Credit Indices	-	3,658	-	3,658
Total Assets	$15,962,298	$374,711,963	$-	$390,674,261

Liabilities
Securities Sold Short
Bonds**	$-	$45,912,338	$-	$45,912,338
Total Securities Sold Short	-	45,912,338	-	45,912,338
Other Financial Instruments***
Total Return Swap Contracts	-	1,966,185	-	1,966,185
Total Liabilities	$-	$47,878,523	$-	$47,878,523

*	The Fund did not hold any Level 3 securities at period end.
**	All bonds held in the Fund are Level 2 securities. For a detailed break-out by major sector classification, please refer to the Schedule of Investments.
***	Other financial instruments are derivative instruments, such as futures contracts, forward contracts, swaptions contracts and swap contracts. Futures contracts, forward contracts, and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

Transfers are recognized at the end of the reporting period. There were no transfers at period end.

Note 10 – Derivatives and Hedging Disclosures
Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows.

Palmer Square Income Plus Fund
NOTES TO FINANCIAL STATEMENTS - Continued
January 31, 2016

The effects of these derivative instruments on the Fund's financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below. The fair values of derivative instruments as of January 31, 2016 by risk category are as follows:

	Derivatives not designated as hedging instruments
	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets
Purchased options contracts, at value	$-	$75,563	$-	$1,000	$76,563
Purchased swaptions contracts, at value	3,658	-	-	-	3,658
	$3,658	$75,563	$-	$1,000	$80,221

Liabilities
Unrealized depreciation on open swap contracts	$-	$-	$-	$1,966,185	$1,966,185
	$-	$-	$-	$1,966,185	$1,966,185

The effects of derivative instruments on the Statement of Operations for the year ended January 31, 2016 are as follows:

	Derivatives not designated as hedging instruments
	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives
Purchased options contracts	$-	$(19,644)	$-	$(11,751)	$(31,395)
Written options contracts	-	-	-	10,944	10,944
Swap contracts	12,237	-	-	505,958	518,195
	$12,237	$(19,644)	$-	$505,151	$497,744
Net Change in Unrealized Appreciation/Depreciation on Derivatives
Purchased options contracts	$-	$(24,445)	$-	$(11,243)	$(35,688)
Written options contracts	-	-	-	8,556	8,556
Swap contracts	26,936	-	-	(1,966,185)	(1,939,249)
Swaptions contracts	(21,842)	-	-	-	(21,842)
	$5,094	$(24,445)	$-	$(1,968,872)	$(1,988,223)

Palmer Square Income Plus Fund
NOTES TO FINANCIAL STATEMENTS - Continued
January 31, 2016

The notional amount and the number of contracts are included on the Schedule of Investments. The quarterly average volumes of derivative instruments as of January 31, 2016 are as follows:

Derivatives not designated as hedging instruments
Credit contracts	Swap contracts	Notional amount	$1,696,000
	Swaptions Contracts	Notional amount	$1,000,000
Equity contracts	Purchased options contracts	Number of contracts	131
Interest rate contracts	Written options contracts	Number of contracts	(80)
	Purchased options contracts	Number of contracts	140
	Swap contracts	Notional amount	$52,053,227

Note 11 - Disclosures about Offsetting Assets and Liabilities
Disclosures about Offsetting Assets and Liabilities requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented.

A Fund mitigates credit risk with respect to OTC derivative counterparties through credit support annexes included with International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements or other Master Netting Agreements which are the standard contracts governing most derivative transactions between the Fund and each of its counterparties. These agreements allow the Fund and each counterparty to offset certain derivative financial instruments’ payables and/or receivables against each other and/or with collateral, which is generally held by the Fund’s custodian. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts specified in the agreement. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

The Fund’s Statement of Assets and Liabilities presents financial instruments on a gross basis, therefore there are no net amounts and no offset amounts within the Statement of Assets and Liabilities to present below. Gross amounts of the financial instruments, amounts related to financial instruments/cash collateral not offset in the Statement of Assets and Liabilities and net amounts are presented below:

			Amounts Not Offset in Statement of Assets and Liabilities
Description/Financial Instrument/Statement of Assets and Liabilities Category	Counterparty	Gross Amounts Presented in Statement of Assets and Liabilities	Financial Instruments*	Cash Collateral**	Net Amount
Unrealized depreciation on open swap contracts – liability payable	The Bank of Nova Scotia	$1,966,185	$-	$(1,966,185)	$-

*	Amounts relate to master netting agreements and collateral agreements (for example, ISDA) which have been determined by the Advisor to be legally enforceable in the event of default and where certain other criteria are met in accordance with applicable offsetting accounting guidance.
**	Amounts relate to master netting agreements and collateral agreements which have been determined by the Advisor to be legally enforceable in the event of default but where certain other criteria are not met in accordance with applicable offsetting accounting guidance. The collateral amounts may exceed the related net amounts of financial assets and liabilities presented in the Statement of Assets and Liabilities. Where this is the case, the total amount reported is limited to the net amounts of financial assets and liabilities with that counterparty.

Palmer Square Income Plus Fund
NOTES TO FINANCIAL STATEMENTS - Continued
January 31, 2016

Note 12 – Investments in Affiliated Issuers
An affiliated issuer is an entity in which the Fund has ownership of a least 5% of the voting securities or any other investment which is advised by or sponsored by the Advisor. Issuers that are affiliates of the Fund at period-end are noted in the Fund’s Schedule of Investments. Additional security purchases and the reduction of certain securities shares outstanding of existing portfolio holdings that were not considered affiliated in prior years may result in the Fund owning in excess of 5% of the outstanding shares at period-end. The table below reflects transactions during the period with entities that are affiliates as of January 31, 2016 and may include acquisitions of new investments, prior year holdings that became affiliated during the period and prior period affiliated holdings that are no longer affiliated as of period-end.
	Value			Unrealized		Interest/Income	Net
Security	Beginning		Sales	Appreciation	Value End	Credited	Realized
Description	of Period	Purchases	Proceeds	(Depreciation)	of Period	to Income	Gain
Palmer Square Long/Short Credit Fund – Class I	$-	$13,109,620	$-	$(774,068)	$12,335,552	$109,620	$-

	Principal Amount/Shares			Principal Amount/Shares
Security	Beginning			End
Description	of Period	Purchases	Sales	of Period
Palmer Square Long/Short Credit Fund – Class I	-	699,691	-	699,691

Note 13 – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures
Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures requires an entity to modify accounting for repurchase-to-maturity transactions and repurchase financing arrangements, as well as modify required disclosures for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions that are accounted for as secured borrowings. Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

Note 14 – Recently Issued Accounting Pronouncements
In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2015-07 Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent). The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the net asset value per share ("NAV") practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and related disclosures.

Note 15 – Events Subsequent to Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust and
Shareholders of Palmer Square Income Plus Fund

We have audited the accompanying statement of assets and liabilities of the Palmer Square Income Plus Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of January 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for the year then ended and for the period February 28, 2014 (commencement of operations) through January 31, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2016, by correspondence with the custodian, trustees, agent banks, and brokers or by other appropriate auditing procedures where replies were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Palmer Square Income Plus Fund as of January 31, 2016, and the results of its operations for the year then ended, the changes in its net assets and its financial highlights for the year then ended and for the period February 28, 2014 (commencement of operations) through January 31, 2015, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
March 31, 2016

Palmer Square Income Plus Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Trustees and Officers Information
Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (866) 933-9033.  The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 - present). Executive Vice President, Client Management and Development, Access Data, a Broadridge Company, a provider of technology and services to asset management firms (1997 - 2012).	80	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 - present).	80	Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996 - 2014). Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 - 2006). Senior Vice President, Oppenheimer Management Company (1983 -1996). Chairman, NICSA, an investment management trade association (1993 - 1996).	80	None.
Interested Trustees:
John P. Zader [a]‡ (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund, (2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	80	Investment Managers Series Trust II, a registered investment company (includes 13 portfolios).
Eric M. Banhazl b† (born 1957) Trustee Vice President	Since January 2008 December 2007 to March 2016	Chairman (2016 - present), and President (2006 - 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund.	80	Investment Managers Series Trust II, a registered investment company (includes 13 portfolios).

Palmer Square Income Plus Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Officers of the Trust:
Maureen Quill [a] (born 1963) President	Since June 2014
Chief Operating Officer (June 2014 - present), and Executive Vice-President, UMB Fund Services, Inc. (January 2007 - June 2014). Vice President, Investment Managers Series Trust (December 2013 - June 2014).
			N/A	N/A
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-Chief Executive Officer (2016 - present), and Vice President (2006 - 2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili [b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer Secretary and Assistant Treasurer	Since March 2016 December 2007 to March 2016	Co-Chief Executive Officer (2016 - present), and Vice President (2006 - 2015), Mutual Fund Administration, LLC.	N/A	N/A
Diane Drake[b] (born 1967) Secretary	Since March 2016	Senior Counsel (October 2015 - present), Mutual Fund Administration, LLC. Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (2010 - 2015).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014
Principal, Dziura Compliance Consulting, LLC (October 2014 - present); Managing Director, Cipperman Compliance Services (2010 -  September 2014).   Chief Compliance Officer, Hanlon Investment Management (2009 - 2010).
Vice President – Compliance, Morgan Stanley Investment Management (2000 - 2009).
			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740.
Address for Mr. Dziura:  39 Stafford Square, Boyertown, Pennsylvania  19512.
c	Trustees and officers serve until their successors have been duly elected.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position as an officer of the Trust.
‡	Mr. Zader is being treated as an “interested person” of the Trust until July 1, 2016, by reason of his former position with UMB Fund Services, Inc.

Palmer Square Income Plus Fund
SUPPLEMENTAL INFORMATION - Continued (Unaudited)

Board Consideration of Investment Advisory Agreement
At in-person meetings held on August 19-20, 2015, and September 16-18, 2015, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Palmer Square Capital Management, LLC (the “Investment Advisor”) with respect to the Palmer Square Income Plus Fund series of the Trust (the “Fund”) for an additional one-year term. In approving renewal of the Advisory Agreement, the Board, including the Independent Trustees, determined that renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders.

Background
In advance of the meetings, the Board received information about the Fund and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the Investment Advisor’s organization and financial condition; information regarding the background and experience of relevant personnel providing services to the Fund; reports comparing performance of the Fund with returns of the S&P 500 Index and a group of comparable funds selected by Morningstar, Inc. (the “Performance Peer Group”) from its BBB-Rated fund universe (the “Performance Universe”) for the one-year period ended May 31, 2015; and reports comparing the investment advisory fees and total expenses of the Fund to those of a group of comparable funds selected by Morningstar, Inc. (the “Expense Peer Group”) from its Ultrashort Bond fund universe (the “Expense Universe”). The Board also received a memorandum from the independent legal counsel to the Trust and the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Advisory Agreement. In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings. No representatives of the Investment Advisor were present during the Board’s consideration of the Advisory Agreement.

In approving renewal of the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services
With respect to the performance results of the Fund, the meeting materials indicated that the total return of the Fund for the one-year period was above the median returns of the Performance Universe and the Performance Peer Group, but below the return of the S&P 500 Index by 6.14%. The Board also considered the Investment Advisor’s belief that the Performance Peer Group was not comprised of those mutual funds most comparable to the Fund, and that compared to an alternate peer group of two other funds selected by the Investment Advisor, the Fund’s annualized total returns were the highest for the one-year and since inception periods.

The Board also considered the overall quality of services provided by the Investment Advisor to the Fund. In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Fund, as well as the qualifications, experience and responsibilities of the personnel involved in the activities of the Fund. The Board also considered the overall quality of the Investment Advisor’s organization and operations, and the Investment Advisor’s compliance structure. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to the Fund are satisfactory.

Palmer Square Income Plus Fund
SUPPLEMENTAL INFORMATION - Continued (Unaudited)

Advisory Fee and Expense Ratio
With respect to the advisory fees and expenses paid by the Fund, the meeting materials indicated that the investment advisory fees (gross of fee waivers) and the total expenses (net of fee waivers) paid were below the Expense Peer Group and Expense Universe medians. The Trustees also considered the Investment Advisor’s belief that the Expense Peer Group was not comprised of those mutual funds most comparable to the Fund, and that the Fund’s advisory fee was the lowest, and the Fund’s net total expenses were the middle, of those of the alternate peer group of two other funds selected by the Investment Advisor. In addition, the Trustees considered that the Investment Advisor does not manage assets for any other clients using the same investment strategies as those used by the Fund, and therefore they could not compare the Fund’s advisory fees with those of any other clients of the Investment Advisor.

Profitability and Economies of Scale
The Board also considered information relating to the Investment Advisor’s costs and profits with respect to the Fund, noting that the Investment Advisor was recouping advisory fees it had previously waived, and determined that the profit level was reasonable. The Board also considered the benefits received by the Investment Advisor as a result of the Investment Advisor’s relationship with the Fund, other than its receipt of investment advisory fees, including the intangible benefits of its association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance. The also noted that although there were no advisory fee breakpoints, the asset level of the Fund was not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future, as the Fund’s assets grow.

Conclusion
Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders and, accordingly, approved renewal of the Advisory Agreement.

Palmer Square Income Plus Fund
EXPENSE EXAMPLE
For the Six Months Ended January 31, 2016 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses.  The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 1, 2015 to January 31, 2016.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges.  Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
	8/1/15	1/31/16	8/1/15 – 1/31/16
Actual Performance*	$1,000.00	$944.90	$3.98
Hypothetical (5% annual return before expenses)	1,000.00	1,021.12	4.13

*	Expenses are equal to the Fund’s annualized expense ratios of 0.81%, multiplied by the average account values over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Palmer Square Income Plus Fund
A series of Investment Managers Series Trust

Investment Advisor
Palmer Square Capital Management LLC
2000 Shawnee Mission Parkway, Suite 300
Mission Woods, Kansas 66205

Independent Registered Public Accounting Firm
Tait, Weller & Baker, LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, Wisconsin 53212

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Palmer Square Income Plus Fund	PSYPX	46141P 388

Privacy Principles of the Palmer Square Income Plus Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Palmer Square Income Plus Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 933-9033, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (866) 933-9033, or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by calling the Fund at (866) 933-9033. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Palmer Square Income Plus Fund
 P.O. Box 2175
Milwaukee, WI 53201
Toll Free: (866) 933-9033

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-866-933-9033.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee. The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.” The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant. In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 1/31/2016	FYE 1/31/2015
Audit Fees	$26,200	$14,250
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 1/31/2016	FYE 1/31/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 1/31/2016	FYE 1/31/2015
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date:	4/8/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date:	4/8/2016

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date:	4/8/2016